                                  PUT AGREEMENT

      THIS PUT AGREEMENT ("Agreement") is made and entered into as of the 25th day of August, 1998, by and between ANKER COAL GROUP, INC., a corporation organized and existing under the laws of Delaware ("Anker") and JJF GROUP LIMITED LIABILITY COMPANY, a limited liability company organized and existing under the laws of West Virginia ("JJF Group").

                                   WITNESSETH

      WHEREAS, JJF Group owns 3,039 shares of Anker's common stock (the "JJF Shares").

      WHEREAS, John J. Faltis ("Faltis") was the majority member and manager of JJF Group, and Faltis' wife, Kathleen A. Faltis, was a minority member of JJF Group.

      WHEREAS, on August 12, 1996, Faltis, JJF Group, Anker, First Reserve Corporation, P. Bruce Sparks, PPK Group Limited Liability Company, Anker Holding B.V., and the Funds (as defined in the Stockholders Agreement) entered into a Stockholders Agreement (the "Stockholders Agreement").

      WHEREAS, on October 12, 1997, John J. Faltis and Kathleen A. Faltis tragically and suddenly died.

      WHEREAS, James W. Boyd was appointed as executor of the estate of John J. Faltis and the Administrator c.t.a. of the Estate of Kathleen A. Faltis (collectively, the "Estates").

      WHEREAS, James W. Boyd has been appointed as Manager of JJF Group.

      WHEREAS, the Stockholders Agreement provides, among other things, that Anker would purchase, own and maintain a "key man" life insurance policy on the life of Faltis in the amount of

$15 million (the "Key Man Policy"), and such Key Man Policy was in fact purchased and owned by Anker at the time of Faltis' death.

      WHEREAS, Anker has received the proceeds payable under the Key Man Policy.

      WHEREAS, in lieu of the provisions in the Stockholders Agreement regarding the purchase and sale of the JJF Shares upon the death of Faltis, JJF Group and Anker entered into an Agreement dated as of December 1, 1997, pursuant to which Anker and JJF Group, among other things, engaged Chase Securities Inc. to determine a range for the Fair Market Value (as defined in the Stockholders Agreement) of the JJF Shares.

      WHEREAS, Anker and JJF Group agree that the Fair Market Value per share for the JJF Shares was Four Thousand Nine Hundred Thirty-Five and 83/100 Dollars ($4,935.83) as of October 31, 1997.

      WHEREAS, Anker is willing to grant to JJF Group certain rights to require Anker to purchase JJF Shares, pursuant to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and covenants herein contained and intending to be legally bound hereby, the parties agree as follows:

      1. Put Right.

            1.1 Grant of the Put Option. Anker hereby grants to JJF Group an option to require Anker to purchase on each of the dates set forth below (each date being referred to as a "Put Option Date") up to, but no more than, the number of JJF Shares (each a "Put Option") set opposite the applicable Put Option Date set forth below at the Put Option Price (as hereinafter defined) in accordance with the following schedule:

                     Maximum Number of
                     JJF Shares Subject to       Put
Put Option Date      Put Option Notice       Option Price   Total Purchase Price
---------------      -----------------       ------------   --------------------
September 15, 1998         1,013              $4,935.83         $4,999,995.79

August 1, 1999               305               4,935.83          1,505,428.15

August 1, 2000               325               4,935.83          1,604,144.75

August 1, 2001             1,396               4,935.83          6,890,418.68
                           -----              ---------        --------------

      TOTALS               3,039                 N/A           $14,999,987.37

            The foregoing schedule and the number of JJF Shares which JJF Group has the right to put, together with the Put Option Price, shall be adjusted for any stock split, stock dividend or other similar transaction.

            The period from the date hereof through the earlier of (i) August 1, 2001, or (ii) the date on which JJF Group no longer owns any JJF Shares shall be referred to herein as the "Put Option Period".

            1.2 Exercise of the Put Option. During the Put Option Period, if JJF Group desires to exercise a Put Option, JJF Group shall do so by delivering to Anker written notice of such exercise in the form of Exhibit "A" attached hereto (the "Put Option Notice") on or before the applicable Put Option Date.

            1.3 Put Option Price. The price to be paid by Anker to JJF Group (the "Put Option Price") for the purchase of each of the JJF Shares upon the exercise of each Put Option shall be Four Thousand Nine Hundred Thirty-Five and 83/100 Dollars ($4,935.83), subject to Section 7 hereof.

            1.4 Acceleration of Put Options. If for any calendar year (beginning after December 31, 1997) during the Put Option Period Anker has Free Cash Flow (as hereinafter defined), Anker shall notify JJF Group of the amount of Free Cash Flow for said calendar year and provide JJF Group with the documentation to support the calculation of the same (the "Free Cash Flow Notice"). In that event, subject to the provisions of this Section 1.4, JJF Group shall have the right to require Anker to purchase the number of JJF Shares (the "Accelerated Put Shares") equal to forty percent (40%) of the Free Cash Flow divided by the Put Option Price (Accelerated Put Shares = (0.40 x Free Cash Flow)/Put Option Price), rounded to the nearest whole share. JJF Group shall exercise the right to require Anker to purchase the Accelerated Put Shares by delivering to Anker written notice of such exercise in the form of Exhibit "B" attached hereto (the "Accelerated Put Notice") within 30 days of the date of the Free Cash Flow Notice. Following the closing of the purchase and sale of the Accelerated Put Shares under Section 2 hereof the schedule in Section 1.1 above shall be adjusted by first reducing the number of JJF Shares subject to the next succeeding Put Option by the number of the Accelerated Put Shares purchased at said closing. If the number of Accelerated Put Shares purchased at said closing exceeds the number of JJF Shares subject to said next succeeding Put Option, then the schedule in Section
1.1 shall be further adjusted by reducing the number of JJF Shares subject to the next successive Put Option(s). For purposes of this Section 1.4, Free Cash Flow shall mean the Operating Income of Anker (i) plus depreciation, amortization, depletion and non-operational cash income items (excluding gross proceeds from asset sales) and (ii) less principal and interest payments, cash income taxes, cash dividends, capital expenditures and non-operational cash expenses (including, without limitation, payments made to purchase JJF Shares hereunder). For purposes of this Section 1.4, Operating Income of Anker shall mean the line item entitled "Operating Income" in the audited consolidated financial statements of Anker. Notwithstanding anything herein to the contrary, Anker shall have no obligation to purchase Accelerated Put Shares under this
Section 1.4 if such purchase would, directly or indirectly, result in or give rise to a default under (i) that certain Amended and Restated Credit Agreement dated September 22, 1997, among Anker, The Chase Manhattan Bank, and others, as heretofore and hereafter amended, or (ii) the Senior Note Documents (as defined in said Amended and Restated Credit Agreement), as heretofore and hereafter amended.

            1.5 Interest. Interest shall accrue on the outstanding balance of the total purchase price set forth in Section 1.1 for the Put Options, which outstanding balance equals $14,999,987.37 as of the date hereof (the "Put Option Balance"). The Put Option Balance shall be adjusted as hereinafter set forth. Interest shall accrue on the Put Option Balance, as adjusted, beginning on August 1, 1998, at the "blended annual rate" published annually pursuant to Revenue Ruling 86-17, without compounding. The blended annual rate shall be fixed as of the date of the execution of this Agreement and shall be adjusted on July 25 of each year during the Put Option Period based on the blended annual rate in effect as of July 25 of that year. The blended annual rate as of the date hereof is 5.63%. The Put Option Balance shall be reduced from time to time by the total purchase price paid by Anker for any JJF Shares (including Accelerated Put Shares) purchased and sold hereunder on the date of the closing of such purchase and sale. In addition, if JJF Group fails or elects not to exercise all or any part of a Put Option, then for purposes of determining the interest accrued hereunder, the Put Option Balance shall be reduced effective as of August 1, 1998, by an amount equal to the total purchase price that would have been paid for the JJF Shares that JJF Group failed or elected not to put to Anker hereunder.

            1.6 Unexercised Puts. In the event JJF Group fails or elects not to exercise all or any part of a Put Option on or before the applicable Put Option Date, then JJF Group shall not have any right under this Agreement, the Stockholders Agreement or otherwise to require Anker to purchase the JJF Shares which JJF Group failed or elected not to put to Anker pursuant to this Agreement.

            1.7 Release. In consideration for executing and delivering this Agreement, granting JJF Group the right to require Anker to purchase the JJF Shares as set forth herein, and the other terms and conditions of this Agreement, upon execution of this Agreement

                  (i) JJF Group shall execute and deliver to Anker a release in the form of Exhibit "C" attached hereto and

                  (ii) JJF Group, Anker and the other parties hereto shall execute and deliver an Amendment to the Stockholders Agreement in the form of Exhibit "D" attached hereto.

      2. Closing of Purchases and Sales.

            (a) Each closing of the purchase and sale of the JJF Shares (including Accelerated Put Shares) shall take place within fifteen (15) days after the date of the Put Option Notice or the Accelerated Put Notice, as the case may be, at the principal office of Anker, or at such other location as may be agreed between Anker and JJF Group. The Put Option Price, together with interest accrued and unpaid on the Put Option Balance up to the date of the closing, shall be payable by Anker in certified funds or by wire transfer at the closing.

            (b) At the closing, JJF Group shall deliver the following items to
Anker:

                  (i) Stock Certificate(s) representing that number of the JJF Shares being purchased by Anker, duly endorsed in blank, or accompanied by valid stock powers duly executed in blank in proper form for transfer.

                  (ii) Such other documents or instruments as may reasonably be requested by counsel for Anker to effect the transfer of the JJF Shares being purchased by Anker.

                  (iii) A certificate of a manager of JJF Group, dated as of the date of closing, certifying that the representations and warranties set forth in
Section 3(b) hereof are true and correct, with the same force and effect as if made on the date of closing.

            (c) At each closing, Anker shall provide to JJF Group:

                  (i) A certificate of a corporate officer, dated as of the date of closing, certifying that the representations and warranties set forth in
Section 3 hereof are true and correct, with the same force and effect as if made on the date of closing.

                  (ii) If less than all of the JJF Shares are being purchased by Anker, a share certificate representing that number of JJF Shares still owned by JJF Group after the closing, with the following legend printed thereon:

            "The shares represented by this certificate have not been registered under the United States Securities Act of 1933 and have not been acquired with a view to, or in connection with, the sale or distribution thereof. No such sale or distribution may be effected without an effective registration statement relating thereto or an opinion of counsel reasonably satisfactory to the Board of Directors of the issuer that such registration is not required. In addition, said shares are subject to the provisions of an Agreement dated August 12, 1996 among the Stockholders of Anker Coal Group, Inc., and a Put Agreement dated August 25, 1998, between Anker Coal Group, Inc. and JJF Group Limited Liability Company, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of except in accordance with such Agreements. A copy of each of said Agreements is on file at the office of the Secretary of Anker Coal Group, Inc."

      3. Representations and Warranties.

            (a) Anker represents and warrants to JJF Group, which representations and warranties are true and correct as of the date hereof and will be true as of each Put Option Date, as follows:

                  (i) Anker has the full right, power, and authority to execute, deliver and carry out the terms of this Agreement and all documents, agreements and transactions contemplated hereby. This Agreement has been duly authorized (including, without limitation, obtaining the requisite approval of its Board of Directors), executed and delivered by Anker and constitutes the valid and binding obligation of it, enforceable against it in accordance with its terms except to the extent limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally, or general principles of equity. The execution, delivery and performance by Anker of this Agreement and the consummation of the transactions contemplated hereby has been authorized by all necessary corporate and other action and will not with or without notice or the lapse of time or both, result in any material and adverse conflict with, or material and adverse breach, violation or termination of, or default under, any charter, by-law, law, statute, rule, regulation, judgment, order, decree, mortgage, loan, contract, agreement, deed of trust, indenture or other instrument to which Anker is a party or by which it is bound.

                  (ii) There are no actions, suits, arbitrations, proceedings at law or in equity or other administrative or governmental proceedings pending or threatened against Anker which would have a material adverse effect on the transactions contemplated hereby.

            (b) JJF Group represents and warrants to Anker, which representations and warranties are true and correct as of the date hereof and will be true and correct as of each Put Option Date, as follows:

                  (i) JJF Group has the full right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement. This Agreement has been duly authorized (including, without limitation, obtaining the approvals of all of the managers and members of JJF Group and the Estates), executed and delivered by JJF Group and constitutes the valid and binding obligation of it enforceable against it in accordance with its terms except to the extent limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally, or general principles of equity. The execution, delivery and performance by JJF Group of this Agreement and the consummation of the transactions contemplated hereby will not with or without notice or the lapse of time or both, result in any material and adverse conflict with, or material and adverse breach, violation or termination of, or default under, any charter, by-law, law, statute, rule, regulation, judgment, order, decree, mortgage, agreement, deed of trust, indenture or other instrument to which JJF Group is a party or by which it is bound.

                  (ii) There are no actions, suits, arbitrations, proceedings at law or in equity or other administrative or governmental proceedings pending or threatened against JJF Group which would have a material and adverse effect on the transactions contemplated hereby.

                  (iii) Except for the approvals of the managers and members of JJF Group and the Estates, no consents, approvals or authorizations of any person or entity are required in connection with the execution, delivery and performance of this Agreement by JJF Group or the consummation by JJF Group of the transactions contemplated hereby.

                  (iv) JJF Group is the record owner of the JJF Shares. JJF Group owns and holds the JJF Shares free and clear of any and all liens, security interests, pledges, charges, encumbrances, claims, rights, options and restrictions of any kind or nature.

     4. Specific Performance. The covenants made in, and the rights conveyed by, this Agreement are of a unique and special nature. Any violation of this Agreement by JJF Group or Anker will result in immediate and irreparable harm to the other party. In such event, the non-breaching party shall be entitled to a decree of specific performance from a court of equity in addition to other rights or remedies which they may have at law or in equity. The parties hereto waive the right to assert the defense that any such breach or violation can be adequately compensated in damages in an action at law. Should any court find any provision of this Agreement to be less than fully enforceable due to its breadth or restrictiveness, or for any other reason, the parties hereto intend that the court shall enforce the provision to the full extent permissible.

     5. Covenants.

            (a) By Anker.

            During the Put Option Period, Anker shall not declare or pay dividends or other distributions upon any common stock of Anker if the same would have a material adverse effect on the ability of Anker to perform its obligations under this Agreement.

            (b) By JJF Group.

            JJF Group hereby covenants and agrees with Anker as follows:

                  (i) So long as JJF Group is entitled to nominate and elect one director of Anker under the Stockholders Agreement, JJF Group agrees that it will nominate and cause to be elected as a director of Anker such person who is otherwise qualified, is knowledgeable of the coal industry in the Eastern United States and who is acceptable to all of the stockholders of Anker, which acceptance shall not be unreasonably withheld.

                  (ii) Notwithstanding the provisions of Section 4.l(b)(v) of the Stockholders Agreement, JJF Group hereby agrees that, so long as JJF Group owns any JJF Shares,

Anker shall have a right of first refusal to purchase any of the JJF Shares owned by JJF Group on the terms and conditions set forth below. If JJF Group receives a bona fide offer (a "Purchase Offer") to purchase any or all of its JJF Shares and wishes to accept such offer, JJF Group shall notify Anker of the terms of the offer in writing ( the "Sale Notice"). The Sale Notice shall be dated the date it is mailed or otherwise transmitted and shall specify the number of JJF Shares to be sold (the "Sale Shares"), the name, address and telephone number of the prospective purchaser and the terms of the Purchase Offer. Once given, no Sale Notice shall be withdrawn. Anker shall have an option for a period of 30 days after the date of the Sale Notice to purchase the Sale Shares on the terms and conditions set forth in the Sale Notice and in this
Section 5(b)(ii). If Anker wishes to purchase the Sale Shares, it shall give irrevocable written notice of such desire to JJF Group within the 30-day period, and JJF Group shall sell such Sale Shares to Anker and Anker shall purchase such Sale Shares on the terms and conditions set forth in the Sale Notice, and such purchase and sale shall be effected within 60 days after the date of the Sale Notice; provided that the consummation of such purchase and sale shall be delayed to the extent necessary to comply with any regulatory filings or other regulatory requirements applicable to the purchase and sale. If Anker does not give notice within the 30-day period of its desire to purchase the Sale Shares, JJF Group shall be free for a period of 120 days after the expiration of the 30-day period to sell the Sale Shares to the prospective purchaser set forth in the Sale Notice on the terms and conditions set forth therein. If JJF Group fails to complete the sale of the Sale Shares on the terms of the Sale Notice and within such 120-day period, the Sale Shares shall again become subject to the restrictions of this Section 5(b)(ii).

      6. Default. In the event of a default by Anker in the performance of its obligations to purchase the JJF Shares under this Agreement, JJF Group shall provide Anker with written notice specifying the default and date thereof. Anker shall have 30 days from receipt of the notice from JJF

Group to cure the default. If the default has not been cured by Anker within the said 30-day period, JJF Group shall have the right to immediately require Anker to purchase at the Put Option Price those JJF Shares, and only those JJF Shares, which are subject to Put Options for which the applicable Put Option Dates are after the date of the default. JJF Group shall exercise such right by providing Anker with written notice thereof. The closing of the purchase and sale of such JJF Shares under this Section 6 shall be held within 15 days of Anker's receipt of such notice. At the closing, JJF Group shall deliver to Anker the items required to be delivered under Section 2(b) hereof, and Anker shall deliver to JJF Group (i) the purchase price for the JJF Shares, together with the interest accrued on the Put Option Balance under Section 1.5 through the closing date, in certified funds or by wire transfer, and (ii) the certificate contemplated by
Section 2(c)(i).

      7. Appreciation. During the Put Option Period and for a period of one (1) year thereafter (the "Appreciation Period"), if (a) any present or future shareholder of Anker (other than JJF Group and its successors, permitted assigns and transferees), sells more than one hundred (100) shares of common stock of Anker or any interest in said shares in a bona fide arm's length transaction, or
(b) if Anker reorganizes, sells or issues common stock or any interest therein (whether by warrant, option or otherwise), sells substantially all of its assets (in one transaction or a series of transactions), merges or consolidates with any other entity or entities, or liquidates (each of the events referred to in Section 7(a) and (b) being referred to as a "Fundamental Transaction"), Anker shall immediately notify JJF Group thereof. If the price per share received by Anker or any or all of its shareholders (other than JJF Group and its successors, permitted assigns and transferees), or the equivalent value per share received in an asset transfer, merger, consolidation or liquidation, arising out of Fundamental Transaction (the "Sales Price") is greater than the Put Option Price, then (i) Anker shall, within 15 days of the closing of the Fundamental Transaction, pay JJF Group an amount equal to the difference between the Sales Price and the Put Option Price for each JJF Share put to Anker by JJF Group under this Agreement prior to the date of the closing of the Fundamental Transaction and (ii) the Put Option Price with respect to all Put Options arising after the date of the closing of the Fundamental Transaction shall equal the Sales Price.

      In the event (i) a Fundamental Transaction is closed within the one year period following the expiration of the Appreciation Period and (ii) substantial and material negotiations regarding said Fundamental Transaction had commenced prior to the expiration of the Appreciation Period and were continuous and on-going up to the closing of said Fundamental Transaction, then the provisions of this Section 7 shall apply to said Fundamental Transaction as if it were closed on or before the expiration of the Appreciation Period.

      8. Liquidation or Dissolution. In the event of the liquidation or dissolution of Anker, JJF Group acknowledges and agrees that all of its rights under this Agreement shall be superior only to the rights of the holders of the common stock of Anker, and shall be subject and subordinate in all respects to the rights of the holders of any preferred stock of Anker and the rights of any creditors of Anker.

      9. Indemnification.

            (a) By Anker.

            Anker hereby agrees to indemnify, hold harmless and defend JJF Group, its successors and permitted assigns, from, against and in respect of any and all claims, demands, losses, costs (including court costs and costs of appeal), expenses, obligations, fees (including reasonable attorneys' fees), liabilities, damages, fines, penalties, suits, actions, recoveries and deficiencies which JJF Group may incur or suffer, directly, indirectly or consequentially, which arise out of, are based upon or result from the breach of any covenant, representation or warranty made by Anker under this Agreement; provided, however, that Anker shall not be required to indemnify, hold harmless or defend JJF Group if, or to the extent that, any such claim, demand, loss, cost, liability, damage, fine, penalty, suit, action, recovery or deficiency directly or indirectly arises from, relates to, is caused by, or is based upon any act or omission of JJF Group or Faltis prior to or after the date of this Agreement.

            (b) By JJF Group.

            JJF Group hereby agrees to indemnify, hold harmless and defend Anker, its successors and permitted assigns, and its and their past, present and future stockholders, directors, officers, employees and agents (the "Anker Indemnified Persons") from, against and in respect of any and all claims, demands, losses, costs (including court costs and costs of appeal), expenses, obligations, fees (including reasonable attorneys' fees), liabilities, damages, fines, penalties, suits, actions, recoveries and deficiencies which Anker may incur or suffer, directly, indirectly or consequentially, which arise out of, are based upon or result from the breach of any covenant, representation or warranty made by JJF Group under this Agreement; provided, however, that JJF Group shall not be required to indemnify, hold harmless or defend Anker if, or to the extent that, any such claim, demand, loss, cost, liability, damage, fine, penalty, suit, action, recovery or deficiency directly or indirectly arises from, relates to, is caused by, or is based upon any act or omission of an Anker Indemnified Person prior to or after the date of this Agreement.

      10. Notices. Any notice or other communication required or permitted to be made under this Agreement shall be in writing and shall be delivered in person, by overnight courier, by telefax or by registered or certified mail, postage prepaid, return receipt requested, to the following addresses, unless such address is changed by written notice from one party to the other party:

      (a) If to JJF Group:                 With a copy to:

      JJF Group Limited Liability Company  Charles L. Potter, Jr., Esquire
      c/o James W. Boyd                    Rose, Schmidt, Hasley & DiSalle, P.C.
      Four Gateway Ctr., Suite 1900        900 Oliver Building
      444 Liberty Avenue                   Pittsburgh, PA 15222-2310
      Pittsburgh, PA 15222-1212

      (b) If to Anker:

      Anker Coal Group, Inc.
      2708 Cranberry Square
      Morgantown, WV 26505
      Attention: President

      All notices and other communications shall be deemed effective when delivered in person, one day after being delivered to the overnight courier, one day after being deposited in the United States mail for delivery by registered or certified mail, return receipt requested, or when refused by the addressee, whichever the case may be.

      11. Financials. During the Put Option Period, Anker shall deliver to JJF Group the same information which it is required to provide to the Securities and Exchange Commission.

      12. Entire Agreement. The parties agree that this Agreement, together with the exhibits appended hereto constitutes the entire agreement by and between JJF Group and Anker with respect to the subject matter hereof and may not be changed or amended except by a subsequent writing signed by the parties hereto. This Agreement supersedes all of the provisions of the Stockholders Agreement directly or indirectly relating to the obligation of Anker to purchase the JJF Shares from JJF Group or the right of JJF Group to put the JJF Shares to Anker following the death of Faltis. All other provisions of the Stockholders Agreement not superseded by this Agreement shall remain in full force and effect. JJF Group hereby waives and releases any and all rights it may have under the Stockholders Agreement relating to the purchase of the JJF Shares by Anker following the death of Faltis.

      13. Governing Law. This Agreement and all of the transactions contemplated in connection herewith shall be governed, construed and interpreted in accordance with the internal laws of the State of Delaware.

      14. Binding Effect; Assignment. This Agreement shall be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns. Neither party may assign any rights or delegate any duties hereunder without the prior written consent of the other party.

      15. Waivers. The failure of any party hereto to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement, shall not be construed as a waiver or relinquishment by any such party of any rights guaranteed hereunder or of the future performance of any such term, covenant or condition.

      16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of such counterparts shall constitute one and the same instrument.

      17. Headings. The headings contained in this Agreement are for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

      18. Severability. The parties agree that (a) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (b) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

      19. Recitals. The recitals set forth at the beginning of this Agreement are incorporated herein as fully set forth.

            IN WITNESS WHEREOF, the parties hereto have executed this Put Agreement as of the day and year first above written.


WITNESS:                             JJF Group Limited Liability Company

/s/ Charles Potter, Jr.              By: /s/ James W. Boyd             (SEAL)
--------------------------------         -------------------------------
                                     Name: James W. Boyd
                                     Title: Manager


ATTEST:                              Anker Coal Group, Inc.

By: /s/ B. Judd Hartman              By: /s/ John Shober               (SEAL)
--------------------------------         -------------------------------
Name: B. Judd Hartman                Name: John Shober
Title: Secretary                     Title: Chairman

CONSENTED AND AGREED TO BY:


FIRST RESERVE CORPORATION

By: /s/ Jonathan Linker
    ----------------------------
Its: Managing Director
    ----------------------------


AMERICAN GAS & OIL INVESTORS, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By: /s/ Jonathan Linker
    ----------------------------
Its: Managing Director
    ----------------------------

AMIGO II, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By: /s/ Jonathan Linker
    --------------------------------------
Its: Managing Director
    --------------------------------------


FIRST RESERVE FUND V, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By: /s/ Jonathan Linker
    --------------------------------------
Its: Managing Director
    --------------------------------------


FIRST RESERVE FUND V-2, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By: /s/ Jonathan Linker
    --------------------------------------
Its: Managing Director
    --------------------------------------


FIRST RESERVE FUND VI, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By: /s/ Jonathan Linker
    --------------------------------------
Its: Managing Director
    --------------------------------------


FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By: /s/ Jonathan Linker
    --------------------------------------
Its: Managing Director
    --------------------------------------

ANKER HOLDING B.V.

By: /s/ Willem Rottier
    --------------------------------------
Its: President
    --------------------------------------


PPK GROUP LIMITED LIABILITY COMPANY

By: /s/ Bruce Sparks
    --------------------------------------
Its: Manager
    --------------------------------------
/s/ P. Bruce Sparks
------------------------------------------
P. BRUCE SPARKS


THE ESTATE OF JOHN J. FALTIS

By: /s/ James Boyd
    --------------------------------------
    James W. Boyd, Its Executor


THE ESTATE OF KATHLEEN A. FALTIS

By: /s/ James Boyd
    --------------------------------------
    James W. Boyd, Its Administrator c.t.a

                                   EXHIBIT "A"

                             EXERCISE OF PUT OPTION

TO: Anker Coal Group, Inc.
    Attn: President

            In accordance with the terms and conditions of that certain Put Agreement dated __________________________________, 1998 by and among JJF Group
Limited Liability Company and Anker Coal Group, Inc. (the "Agreement"), JJF Group hereby irrevocably exercises the Put Option to sell to Anker Coal Group, Inc. _________ shares of the JJF Shares presently owned by JJF Group. Please notify JJF Group of the date of closing of such sale which, in accordance with the provisions of Section 2(a) of the Agreement, shall be no later than fifteen
(15) days from the date hereof. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Agreement.


                                     JJF Group Limited Liability Company


Date:                                By:
     -------------------------          --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                   EXHIBIT "B"

                             ACCELERATED PUT NOTICE

TO: Anker Coal Group, Inc.
    Attn: President

            Reference is hereby made to that certain Put Agreement dated ____________, 1998 (the "Agreement") by and between JJF Group Limited Liability Company ("JJF Group") and Anker Coal Group, Inc. ("Anker"). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Agreement.

            JJF Group is in receipt of the notice from Anker under Section 1.4 of the Agreement regarding Free Cash Flow. Pursuant to Section 1.4, JJF Group hereby irrevocably exercises the option to sell to Anker ______ shares of the JJF Shares presently owned by JJF Group. Please notify JJF Group of the date of closing of such sale which, in accordance with the provisions in Section 2(a) of the Agreement, shall be no later than fifteen days from the date hereof.


                                     JJF Group Limited Liability Company


Date:                                By:
     -------------------------          --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------

                                   EXHIBIT "C"

                                     RELEASE

      THIS RELEASE is made, entered into, effective and delivered as of the ____ day of August, 1998, by JJF GROUP LIMITED LIABILITY COMPANY, a West Virginia limited liability company ("JJF Group"), THE ESTATE OF JOHN J. FALTIS (the "John Faltis Estate"), and ESTATE OF KATHLEEN A. FALTIS (the "Kathleen Faltis Estate"), to ANKER COAL GROUP, INC., a Delaware corporation ("Anker"), pursuant to Section 1.7 of that certain Put Agreement dated August ___, 1998, between Anker and JJF Group (the "Put Agreement"). This Release is executed and delivered by JJF Group, the John Faltis Estate and the Kathleen Faltis Estate for and in consideration of Anker executing and delivering the Put Agreement, granting JJF Group the right to require Anker to purchase the JJF Shares (as defined in the Put Agreement) from JJF Group as set for in the Put Agreement, and the other covenants and agreements contained therein.

      JJF Group, the John Faltis Estate and the Kathleen Faltis Estate, for and on behalf of themselves, their respective successors and assigns, and any other person or entity claiming by, through or under them, including, without limitation, (i) JJF Group's past, present and future members, owners, managers, officers, attorneys, principals, agents, servants, representatives, employees, insurers, affiliates, partners and predecessors, and (ii) the beneficiaries of the John Faltis Estate and the Kathleen Faltis Estate, hereby RELEASE, ACQUIT, and FOREVER DISCHARGE Anker, its direct and indirect subsidiaries, and its and their respective officers, directors, stockholders, attorneys, principals, agents, representatives, employees, insurers, successors and assigns, of and from any and all past and present claims, demands, obligations, actions and causes of action of whatever kind or nature seeking damages (including, without limitation, compensatory and punitive damages) for all costs, losses, expenses, lost income, property damage, personal injuries, attorney's fees, or any other losses of any nature whatsoever, whether such claims be based on tort, contract, federal or state statute, or any other theory of recovery, which JJF Group, the John Faltis Estate or the Kathleen Faltis Estate, or all or any combination of them, now have or which may accrue in the future, whether known or unknown, contingent or otherwise, directly or indirectly relating to or arising from either of the following: (i) any breach of or failure to perform prior to the date of this Release, any provision, term, condition, covenant or agreement of the Stockholders Agreement (as defined in the Put Agreement) relating to the purchase by Anker of the JJF Shares (as defined in the Put Agreement) from JJF Group; or (ii) any act or omission of John J. Faltis prior to the date of his death, whether in his capacity as an individual, as a director or officer of Anker, as the majority member and manager of JJF Group, or otherwise.

      It is the intention of the parties that any cause of action in connection with the death of John or Kathleen Faltis which the John Faltis Estate or Kathleen Faltis Estate may have against Anker, its direct and indirect subsidiaries, successors or assigns, is not limited in any respect by this Release, the Put Agreement or related documents. Accordingly, Anker hereby expressly acknowledges and represents that the provisions of this Release, the Put Agreement and related documents between the parties are not intended and shall not be construed as releasing or otherwise impacting in any manner whatsoever, any claim or cause of action that the John Faltis Estate or the Kathleen Faltis Estate may have against Anker, its direct and indirect subsidiaries, successors or assigns, for the death of John Faltis and Kathleen Faltis.

      JJF Group, the John Faltis Estate and the Kathleen Faltis Estate hereby acknowledge and agree to expressly waive and assume the risk for all claims for damages released hereunder which which exist as of this date, but which are not known or suspected to exist, whether through ignorance, oversight, error, negligence or otherwise, and which, if known, would materially affect its or their decision to execute this Release. JJF Group, the John Faltis Estate and the Kathleen Faltis Estate further acknowledge and agree that the consideration for this Release is valid and sufficient and has been received and accepted, and that this Release is hereby delivered voluntarily with full knowledge of its legal effect.

      If any provision of this Release or the application thereof to any person or circumstance shall to any extent be held in any proceeding to be unenforceable, the remainder of this Release or the application of such provisions to any person or circumstance other than those to which it was held to be invalid or unenforceable shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law.

      IN WITNESS WHEREOF, Anker, JJF Group, the John Faltis Estate and the Kathleen Faltis Estate have caused this Release to be executed and properly delivered by their respective duly authorized representatives as of the date first above written.

                                     JJF GROUP LIMITED LIABILITY COMPANY

                                     By:
                                        --------------------------------------
                                        James W. Boyd, Its Manager


                                     THE ESTATE OF JOHN J. FALTIS

                                     By:
                                        --------------------------------------
                                        James W. Boyd, Its Executor


                                     THE ESTATE OF KATHLEEN A. FALTIS

                                     By:
                                        --------------------------------------
                                        James W. Boyd, Its Administrator c.t.a


                                     ANKER COAL GROUP, INC.

                                     By:
                                        --------------------------------------
                                        John Shober, Chairman

                                   EXHIBIT "D"

                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

      THIS AMENDMENT NO. I TO STOCKHOLDERS AGREEMENT (the "Amendment"), is made and entered into this 25th day of August, 1998, by and among ANKER COAL GROUP, INC., a Delaware corporation ("Anker"), FIRST RESERVE CORPORATION, a Delaware corporation ("First Reserve"), AMERICAN GAS & OIL INVESTORS, LIMITED PARTNERSHIP, a New York limited partnership, AMGO II, LIMITED PARTNERSHIP, a New York limited partnership, FIRST RESERVE FUND V, LIMITED PARTNERSHIP, a Delaware limited partnership, FIRST RESERVE FUND V-2 LIMITED PARTNERSHIP, a Delaware limited partnership, FIRST RESERVE FUND VI, LIMITED PARTNERSHIP, a Delaware limited partnership, FIRST RESERVE FUND VII, LIMITED PARTNERSHIP, a Delaware limited partnership (collectively, the "Funds"), JJF GROUP LIMITED LIABILITY COMPANY, a West Virginia limited liability company ("JJF Group"), ANKER HOLDING B.V., a Netherlands corporation ("Anker Holding"), PPK GROUP LIMITED LIABILITY COMPANY, a West Virginia limited liability company ("PPK Group"), THE ESTATE OF JOHN J. FALTIS (the "Estate"), and P. BRUCE SPARKS, an individual residing in Morgantown, West Virginia ("Sparks").

      WHEREAS, Anker, First Reserve, the Funds, JJF Group, Anker Holding, PPK Group, Sparks and John J. Faltis entered into that certain Stockholders Agreement dated August 12, 1996 (the "Stockholders Agreement"); and

      WHEREAS, pursuant to that certain Put Agreement of even date herewith between Anker Coal Group, Inc. and JJF Group Limited Liability Company (the "Put Agreement"), the parties have agreed to execute and deliver this Amendment.

      NOW, THEREFORE, in consideration of the foregoing recitals, the execution and delivery of the Put Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. Amendment. Section 3.4 of the Stockholders Agreement is hereby stricken and replaced in full by the following:

            3.4 Lock-Up Period

                  Prior to the fifth anniversary of the date hereof, except as set forth in Section 3.1(b), Section 3.5, or Article IV, no Stockholder shall Transfer any Shares without the prior written approval of all of the other Stockholders (other than JJF Group).

      2. Effect. Except as herein amended and except as superceded by the Put Agreement, the Stockholders Agreement shall continue in full force and effect.

      IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

WITNESS:                             JJF Group Limited Liability Company

                                     By:                               (SEAL)
--------------------------------         -------------------------------
                                     Name: James W. Boyd
                                     Title: Manager


ATTEST:                              Anker Coal Group, Inc.

By:                                  By:                               (SEAL)
   -----------------------------         -------------------------------
Name: B. Judd Hartman                Name: John Shober
Title: Secretary                     Title: Chairman


FIRST RESERVE CORPORATION

By:
    ----------------------------
Its:
    ----------------------------


AMERICAN GAS & OIL INVESTORS, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By:
    ----------------------------
Its:
    ----------------------------


AMGO II, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By:
    --------------------------------------
Its:
    --------------------------------------

FIRST RESERVE FUND V, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By:
    --------------------------------------
Its:
    --------------------------------------


FIRST RESERVE FUND V-2, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By:
    --------------------------------------
Its:
    --------------------------------------


FIRST RESERVE FUND VI, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By:
    --------------------------------------
Its:
    --------------------------------------


FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

By First Reserve Corporation, its general partner

By:
    --------------------------------------
Its:
    --------------------------------------

ANKER HOLDING B.V.

By:
    --------------------------------------
Its:
    --------------------------------------


PPK GROUP LIMITED LIABILITY COMPANY

By:
    --------------------------------------
Its:
    --------------------------------------

------------------------------------------
P. BRUCE SPARKS


THE ESTATE OF JOHN J. FALTIS

By:
    --------------------------------------
    James W. Boyd, Its Executor


THE ESTATE OF KATHLEEN A. FALTIS

By:
    --------------------------------------
    James W. Boyd, Its Administrator c.t.a